Exhibit 32.1

Certification pursuant to 18 U.S.C. Section 1350

As adopted by Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the Quarterly Report of Diversified Corporate Resources, Inc. (the “Company”) on Form 10-Q for the period ended June 30, 2004 (the “Report”), I, J. Michael Moore, Chairman of the Board and Chief Executive Officer of the Company and I, Michael C. Lee, Chief Financial Officer of the Company, each certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.               To my knowledge, the Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.               The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Michael C. Lee	/s/ J. Michael Moore
Michael C. Lee, Chief Financial Officer	J. Michael Moore, Chairman of the Board and Chief Executive Officer

May 13, 2005	May 13, 2005